UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 27, 2007

AMAG PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-14732	04-2742593
(Commission File Number)	(IRS Employer Identification No.)

125 CambridgePark Drive
Cambridge, Massachusetts	02140
(Address of principal executive offices)	(Zip Code)

(617) 498-3300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On November 27, 2007, the Board of Directors of AMAG Pharmaceuticals, Inc., or the Company, amended the Amended and Restated Bylaws of the Company, or the Bylaws, in order to clarify that the Company may issue both certificated and uncertificated shares, i.e., book entry shares, of its capital stock. While the Company believes that the prior provision in the Bylaws permitted the Company to issue uncertificated shares, the Company desired to remove any ambiguity in light of the amendment to NASDAQ Rule 4350(l), which becomes effective January 1, 2008 with respect to the Company. This rule, as amended, requires securities listed on the NASDAQ to be eligible for a Direct Registration Program operated by a clearing agency registered under Section 17A of the Securities Exchange Act of 1934, as amended. A requirement for eligibility in a Direct Registration Program is the ability to issue book entry shares. A composite copy of the Company’s Bylaws, as amended, is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 8.01.  Other Events

                On November 27, 2007, at a special meeting of stockholders, the Company’s stockholders approved the AMAG Pharmaceuticals, Inc. 2007 Equity Incentive Plan, or the Plan.  On the same date, the Board of Directors of the Company approved the form of award agreements under the Plan.  A copy of the Plan and the form of award agreements under the Plan are attached as exhibits hereto and are incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

                The Company hereby files the following exhibits:

3.1                                                         Composite Copy of Amended and Restated Bylaws, as amended to date.

10.1                                                   AMAG Pharmaceuticals, Inc. 2007 Equity Incentive Plan.

10.2                                                   Form of Option Agreement (ISO) in connection with the 2007 Equity Incentive Plan.

10.3                                                   Form of Option Agreement (Nonqualified Option) in connection with the 2007 Equity Incentive Plan.

10.4                                                   Form of Restricted Stock Unit Agreement in connection with the 2007 Equity Incentive Plan.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMAG PHARMACEUTICALS, INC.

By:	/s/ Joseph L. Farmer
Joseph L. Farmer
General Counsel and Vice
President of Legal Affairs

Date: November 29, 2007

EXHIBIT INDEX

Exhibit Number	Description
3.1	Composite Copy of Amended and Restated Bylaws, as amended to date.

10.1	AMAG Pharmaceuticals, Inc. 2007 Equity Incentive Plan.

10.2	Form of Option Agreement (ISO) in connection with the 2007 Equity Incentive Plan.

10.3	Form of Option Agreement (Nonqualified Option) in connection with the 2007 Equity Incentive Plan.

10.4	Form of Restricted Stock Unit Agreement in connection with the 2007 Equity Incentive Plan.